UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 24, 2023 (the “Original 8-K”) reflects a correction of a typographical error of the date on which the pricing period began with respect to the average daily volume weighted average price of Faraday Future Intelligent Electric Inc.’s (the “Company”) Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) under Item 3.02. Other than such corrections, there are no other changes to the body of the Original 8-K.

Item 3.02 Unregistered Sales of Equity Securities

On August 24, 2023, prior the effectiveness of the Reverse Stock Split (as defined below), the Company sold 15,000,000 shares of Class A Common Stock at a price equal to 97% of the average daily volume weighted average price of the Class A Common Stock on the Nasdaq Stock Market as reported by Bloomberg L.P. (“VWAP”) for the three trading days commencing on August 22, 2023, to the purchaser under its Standby Equity Purchase Agreement, dated as of November 11, 2022, by and between YA II PN, Ltd. and the Company. The shares were sold pursuant to an exemption from registration under Section 4(a)(2) and Regulation S of the Securities Act of 1933, as amended.

Item 3.03 Material Modifications to Rights of Security Holders

On August 24, 2023, the Company filed the Third Amended and Restated Certificate of Incorporation of the Company (“Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a reverse stock split at a ratio of 1:80 (the “Reverse Stock Split”) and to set the number of authorized shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) to 154,437,500 (which is 12,355,000,000 divided by 80, the reverse stock split ratio determined by the Board). The Certificate of Amendment was authorized by the stockholders of the Company at the Company’s Special Meeting of Stockholders held on August 16, 2023 (the “Special Meeting”).

Pursuant to the Certificate of Amendment, effective as of 5:00 p.m., Eastern Time, on August 25, 2023 (the “Effective Time”), every 80 shares of the issued and outstanding Common Stock will be automatically converted into one share of Common Stock, without any change in par value per share and the Company’s authorized shares of Common Stock will be reduced to 154,437,500.

At the Effective Time, the number of shares of Common Stock reserved for issuance under the Company’s Amended and Restated 2021 Stock Incentive Plan, the Company’s Smart King LTD Equity Incentive Plan, and the Company’s Special Talent Incentive Plan (the “Plans”), as well as the number of shares subject to the then-outstanding awards under each of the Plans, were proportionately adjusted, using the 1-for-80 ratio, rounded down to the nearest whole share. In addition, the exercise price of the then-outstanding options under each of the Plans was proportionately adjusted, using the 1-for-80 ratio, rounded up to the nearest whole cent. Proportionate adjustments were made to the number of shares of Common Stock issuable upon exercise or conversion of the Company’s outstanding warrants and convertible securities, as well as the applicable exercise or conversion prices.

The Company’s Class A Common Stock will begin trading on The Nasdaq Capital Market on a split-adjusted basis at the opening of trading on August 28, 2023. The Common Stock will continue trading on the Nasdaq Capital Market under the symbol “FFIE” with a new CUSIP number (307359 505). The Company’s publicly traded warrants will continue to be traded on the Nasdaq Capital Market under the symbol “FFIEW” and the CUSIP number for the warrants will remain unchanged. However, under the terms of the applicable warrant agreement, the number of shares of Class A Common Stock issuable on exercise of each warrant will be proportionately decreased. Specifically, following effectiveness of the Reverse Stock Split, every 80 shares of Class A Common Stock that may be purchased pursuant to the exercise of public warrants now represents one share of Class A Common Stock that may be purchased pursuant to such warrants. Accordingly, for the Company’s warrants trading under the symbol “FFIEW”, every 80 warrants will be exercisable for one share of Class A Common Stock at an exercise price of $920.00 per share of Class A Common Stock.

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise receive a fractional share will instead be issued a full share in lieu of such fractional share. The Reverse Stock Split affected all record holders of the Common Stock uniformly and did not affect any record holder’s percentage ownership interest in the Company, except for de minimis changes as a result of the elimination of fractional shares. Holders of Common Stock who hold in “street name” in their brokerage accounts do not have to take any action as a result of the Reverse Stock Split. Their accounts will be automatically adjusted to reflect the number of shares owned. Stockholders of record will be receiving information from Continental Stock Transfer & Trust Company regarding their stock ownership following the Reverse Stock Split and cash in lieu of fractional share payments, if applicable.

The foregoing description of the Certificate of Amendment is a summary and is qualified in its entirety by the terms of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 3.03 above is incorporated herein by reference.

On August 24, 2023, prior to the Company’s filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the office of the Secretary of State of the State of Delaware with respect to the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), following the automatic redemption of all outstanding shares of Series A Preferred Stock after the conclusion of the Special Meeting. The Certificate of Elimination (i) eliminated the previous designation of one (1) share of Series A Preferred Stock from the Second Amended and Restated Certificate of Incorporation of the Company e, which was not outstanding at the time of filing, and (ii) caused such share of Series A Preferred Stock to resume its status as an authorized but unissued and non-designated share of preferred stock.

The foregoing description of the Certificate of Elimination is a summary and is qualified in its entirety by the terms of the Certificate of Elimination, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 25, 2023, the Company issued a press release announcing the effectiveness of the Reverse Stock Split and authorized share reduction. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated in this Item 7.01 by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Faraday Future Intelligent Electric Inc.
3.2	Certificate of Elimination of Series A Preferred Stock.
99.1	Faraday Future Intelligent Electric Inc.’s Press Release issued August 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Faraday Future Intelligent Electric Inc.

By:	/s/ Jonathan Maroko
Jonathan Maroko
Interim Chief Financial Officer

Dated: August 29, 2023

3